UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2025

EAGLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7830 Old Georgetown Road, Third Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
(301) 986-1800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 5, 2025, Norm Pozez, Executive Chair, notified the Board of Directors (the “Board”) of Eagle Bancorp, Inc. (the “Company”) that he will not stand for re-election as a director of the Company at the end of his term, which expires at the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Compensation Committee of the Board has determined to allow the 32,646 shares of performance-based restricted stock units (the “PSUs”) and 21,764 shares of time-based restricted stock awarded to Mr. Pozez on February 12, 2024 to continue vesting (and, in the case of the PSUs, be eligible to be earned based on actual performance) in accordance with the original vesting schedules after his term as a director concludes. The decision of Mr. Pozez not to stand for re-election was not the result of any disagreement between the Company and Mr. Pozez on any matter relating to the Company’s operations, policies, or practices.

The title of Chair of the Board of Directors succeeded to Ms. Susan Riel, a director and the current President and Chief Executive Officer of the Company, who has assumed the role of Chair, Chief Executive Officer and President. The Company also announced that Eric Newell, Executive Vice President, Chief Financial Officer of the Company, and Ryan Riel, Executive Vice President of the Company, were promoted to Senior Executive Vice President. The Company expects a further announcement in the near future regarding the new responsibilities of Messrs. Newell and Riel and the reporting structure applicable following these changes.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP INC.

Date: February 11, 2025	By:	/s/ Eric R. Newell
Eric R. Newell
Senior Executive Vice President, Chief Financial Officer